STATEMENT OF ADDITIONAL INFORMATION

                                 [company logo]
                                    American
                                   Century(sm)

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                     BENHAM
                                    GROUP(R)

                            European Government Bond

                                 [front cover]



                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

This statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated September 3, 1996, revised January 1, 1997. The Fund's annual report for the fiscal year ended December 31, 1995, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575) or write P.O.
Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies, Techniques and Risk Factors ............2
Investment Restrictions .....................................9
Portfolio Transactions .....................................10
Valuation of Portfolio Securities ..........................11
Performance ................................................12
Taxes ......................................................13
About the Trust ............................................15
Trustees and Officers ......................................16
Investment Advisory Services ...............................17
Transfer and Administrative Services .......................18
Distribution of Fund Shares ................................19
Direct Fund Expenses .......................................19
Expense Limitation Agreement ...............................19
Additional Purchase and
   Redemption Information ..................................19
Other Information ..........................................19

Statement of Additional Information                                            1


INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

     The following paragraphs provide a more detailed description of securities and investment practices identified in the Prospectus and the risks associated with these practices. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

EUROPEAN GOVERNMENT BONDS

     The Fund invests primarily in European government bonds. The market for these bonds is active; however, there are risks associated with investing in the European government bond market distinct from those typically associated with investing in U.S. government bonds. The following is a brief list of the primary risks you should consider.

1. CURRENCY EXCHANGE RATE RISK--Currencies in which the Fund's investments are denominated may decline significantly relative to the U.S. dollar.

2. TAX RISK--Interest income from European government bonds may be taxed by foreign governments at significantly higher rates than interest income from domestic investments. As has happened in the past, the U.S. government or European governments may adopt tax policies that discourage overseas investing.

3. SETTLEMENT RISK--J.P. Morgan Investment Management, Inc. (JPMIM) may encounter difficulties resulting from delays in settling transactions with European broker-dealers. Settlement delays may encumber portfolio management efforts by tying up Fund assets at times when JPMIM perceives market opportunities.

     Under normal conditions, more than 25% of the Fund's total assets are invested in securities issued by the German government or its political subdivisions. This policy is currently viewed by the Securities and Exchange Commission (SEC) staff as a concentration policy. Under Section 13 of the Investment Company Act of 1940 (the "1940 Act"), a Fund may not change its concentration policy without shareholder approval.

EUROPEAN CORPORATE BONDS

     If necessary to satisfy diversification requirements under Subchapter M of the Internal Revenue Code (the "Code"), the Fund may invest a portion of its assets in AAA-rated European corporate bonds. The risks of investing in European corporate bonds are somewhat greater than the risks associated with investing in European government bonds. In addition to the risks outlined above with respect to European government bonds, JPMIM may encounter difficulty obtaining adequate public information about corporate bond issuers. Investment decisions may be encumbered by the lack of uniform accounting, audit, or financial reporting standards among European issuers or nations. The Fund may encounter greater volatility and less liquidity in foreign corporate bond markets than it would in U.S. bond markets and less government regulation of foreign exchanges and broker-dealers than is typical in the United States.

     The Fund's European investments (government or corporate) may be affected by political or economic developments within or among European nations, or between European nations and the United States.

U.S. GOVERNMENT SECURITIES

     To accommodate shareholder redemptions and exchanges, up to 5% of the Fund's total assets may be invested in U.S. government securities held directly or under repurchase agreement. U.S. government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

     Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

2                                                   American Century Investments


REPURCHASE AGREEMENTS

     In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon rate of return and that is unrelated to the interest rate on the underlying security. Delay or losses could result if the other party to the agreement defaults or becomes bankrupt.

     The advisor attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) that are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Fund's Board of Trustees;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed upon resale price, provided however that the Board of Trustees may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed upon resale price before the broker-dealer deposits additional securities with the Fund's custodian or sub-custodian;

(5) Investing no more than 10% of the Fund's total assets in repurchase agreements;

(6) Taking delivery of securities subject to repurchase agreement and holding them in a segregated account at the Fund's custodian bank.

     The Fund has received permission from the SEC to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor, Benham Management Corporation (the "Manager"). Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

     The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although the Fund will make commitments to purchase or sell securities on a when-issued or forward commitment basis with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if it is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

     As an operating policy, the Fund will not commit more than 35% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 35% of the Fund's total assets to be committed under when-issued or forward commitment agreements, JPMIM does not need to sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is reduced to 35%. In addition, as an operating policy, the Fund will not enter into when-issued or forward commitment transac-

Statement of Additional Information                                            3


tions with settlement dates exceeding 120 days.

SECURITIES LENDING

     The Fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss.

     To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Trustees:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of the borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1). The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the ability to terminate any loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S government securities.

(5) LIMITATIONS ON PERCENTAGE OF PORTFOLIO SECURITIES ON LOAN. The Fund's loans may not exceed 33 1/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Trustees that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with which portfolio lending arrangements are contemplated or entered into.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Fund expects to exchange dollars for the Fund`s underlying currencies, and vice versa, in the normal course of managing the Fund`s underlying investments. JPMIM does not expect that the Fund will hold currency that is not earning income on a regular basis, although the Fund may do so temporarily when suitable investments are not available. The Fund may exchange currencies on a "spot" basis (i.e., for prompt delivery and settlement), or by entering into forward currency exchange contracts (also called forward contracts) or other contracts to purchase and sell currencies for settlement at a future date. The Fund will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion; in addition, they also realize a profit based on the difference (i.e., the spread) between the prices at which they buy and sell various currencies in the spot and forward markets. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and repurchase it at a lesser rate should the fund desire to resell the currency to the dealer.

     Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the Fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank

4                                                   American Century Investments


market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the Fund may enter into forward contracts with deposit requirements or commissions.

     At the maturity of a forward contract, the Fund may complete the contract by paying for and receiving the underlying currency, may seek to roll forward its contractual obligation by entering into an "offsetting" transaction with the same currency trader and paying or receiving the difference between the contractual exchange rate and the current exchange rate. The Fund may also be able to enter into an offsetting contract prior to the maturity of the underlying contract. This practice is sometimes referred to as "cross hedging" and may be employed if, for example, JPMIM believes that one foreign currency (in which a portion of the Fund's foreign currency holdings are denominated) will change in value relative to the U.S. dollar differently than another foreign currency. There is no assurance that offsetting transactions, or new forward contracts, will always be available to the Fund.

     Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency when used as a hedge against foreign currency declines, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

     Because investments in, and redemptions from, the Fund will be in U.S. dollars, JPMIM expects that the Fund`s normal investment activity will involve a significant amount of currency exchange. For example, the Fund may exchange dollars for its underlying foreign currencies for dollars in order to meet shareholder redemption requests or to pay expenses. These transactions may be executed in the spot or forward markets.

     In addition, the Fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated securities, the Fund should be able to "lock in" the foreign currency value of the securities, and the Fund`s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a "synthetic" investment position or a "position hedge."

     The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the dollar value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the Fund`s obligation under the forward contract on the contract`s maturity date, the Fund may be exposed to some risk of loss from fluctuation of the dollar. Although JPMIM will attempt to hold such mismatchings to a minimum, there can be no assurance that JPMIM will be successful in doing so.

FUTURES AND OPTIONS TRANSACTIONS

     FUTURES CONTRACTS provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

     Although futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. Closing out a futures position is done by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold, or selling a contract that has previously been bought).

     To initiate and maintain open positions in futures contracts, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or

Statement of Additional Information                                            5


acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker as long as the contract remains open and do not constitute margin transactions for purposes of the Fund's investment restrictions.

     Those who trade futures contracts may be broadly classifed as either "hedgers" or "speculators." Hedgers, such as the Fund, use the futures markets primarily to offset unfavorable changes in the value of securities they hold or expect to acquire for investment purposes. Speculators are less likely to own the securities underlying the futures contracts they trade and are more likely to use futures contracts with the expectation of realizing profits from fluctuations in the prices of the underlying securities. The Fund will not utilize futures contracts for speculative purposes.

     Although techniques other than trading futures contracts can be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. If the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the Fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. However, if the secondary market is not liquid for a put option the Fund has written, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the

6                                                   American Century Investments


writer will also profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OVER-THE-COUNTER OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests (for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this involves a risk that the futures position will not track the performance of the Fund's other investments.

     Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the Fund's investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be

Statement of Additional Information                                            7


successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     FUTURES AND OPTIONS CONTRACTS RELATING TO FOREIGN CURRENCIES. The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in connection with currency futures or forward contracts.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

     The uses and risks of currency futures are similar to those of futures relating to securities or indexes, as previously described. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a German-mark-denominated security from a decline in the German mark, but it will not protect the Fund against a price decline resulting from a deterioration in the issuer's creditworthiness.

     LIQUIDITY OF FUTURES CONTRACTS AND OPTIONS. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract was not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the Fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under these circumstances, the Fund's access to assets held to cover its future positions could also be impaired.

     Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by the imposition of different exercise and settlement terms, trading procedures, and margin requirements, and lesser trading volume.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund has filed a notice of eligibility for exclusion as a "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

     The Fund may enter into futures transactions (including related options) for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

     Financial futures or options purchased or sold by the Fund will be standardized and traded through the facilities of a U.S. or foreign securities association or listed on a U.S. or foreign securities or commodities exchange, board of trade, or similar entity, or quoted on an automatic quotation system, except that the Fund may effect transactions in over-the-counter options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In addition, the Fund has undertaken to limit aggregate premiums paid on all options purchased by the Fund to no more than 20% of the Fund's total assets.

8                                                   American Century Investments


     The Fund intends to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in these instruments.

INVESTMENT RESTRICTIONS

     The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of the Fund as determined in accordance with the 1940 Act.

     THE FUND MAY NOT:

(1) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes provided that the Fund maintains asset coverage of at least 300% for all such borrowings. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2) Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(3) Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of issuers engaged in the real estate business); physical commodities; contracts relating to physical commodities; or interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not be deemed to prohibit the Fund from purchasing or selling currencies; entering into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments; and purchasing and selling options on such futures contracts.

(4) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.

(5)  Issue senior securities, except as permitted under the 1940 Act.

     The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

     THE FUND MAY NOT:

(a) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(b) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts may not be deemed to constitute short sales of securities.

(c) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(d) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

(e) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if as a result, more than 10% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 10% of its net assets in repurchase agreements providing for settlement in more than

Statement of Additional Information                                            9


     seven days or options which are traded in the over-the-counter market and investments hedged by such options.

(f) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(g) Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

     Unless  otherwise  indicated,   percentage   limitations  included  in  the
restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

     In selecting broker-dealers to execute transactions on behalf of the Fund, JPMIM seeks the best net price and execution available. In assessing the best net price and execution available for any Fund transaction, JPMIM will consider all factors it deems relevant including, but not limited to, (i) the breadth of the market for the security, (ii) the price of the security, (iii) the financial condition and execution capability of the broker-dealer, and (iv) the reasonableness of any commission for the specific transaction. When the execution and price offered by two or more broker-dealers are comparable, JPMIM may, with discretion, in recognition of the value of brokerage or research services provided by the broker-dealer, purchase and sell portfolio securities to and from broker-dealers who provide the Fund with research and other services provided, however, that in all instances best net price and execution shall be the controlling factor, and in no event may JPMIM pay to a broker-dealer a commission in excess of that which another broker-dealer would have charged for effecting the same transaction.

     When JPMIM deems the purchase or sale of a security to be in the best interest of the Fund as well as its other clients, it may, to the extent permitted by applicable law, aggregate the securities to be sold or purchased with those of its other clients. In such an event, the allocation of securities so purchased or sold will be made by JPMIM in a manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

     JPMIM is authorized to execute such documents as may be required to affect forward foreign currency exchange contracts on behalf of the Fund. In selecting counterparties for such contracts, JPMIM seeks the best overall terms available and executes or directs the execution of all such transactions as permitted by law and consistent with the best interest of the Fund.

     For the fiscal years ended December 31, 1995, and 1994, the Fund's portfolio turnover rates were 167% and 166%, respectively.

TRANSACTIONS WITH JPMIM AFFILIATES

     As described in further detail under the section titled "Investment Advisory Services," JPMIM is subadvisor to the Fund pursuant to an agreement with Benham Management Corporation.

     JPMIM, Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), J.P. Morgan Securities Inc., and J.P. Morgan Securities Limited are wholly owned subsidiaries of J.P. Morgan & Co. Incorporated, hereafter referred to collectively as "Morgan affiliates."

     J. P. Morgan Securities Inc. is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers. It is active as a dealer in U.S. government securities and an underwriter of and dealer in U.S. government agency securities and money market instruments.

     J.P. Morgan Securities Limited underwrites, distributes, and trades international securities, including Eurobonds, commercial paper, and foreign government bonds. J.P. Morgan & Co. Incorporated issues commercial paper and long-term debt securities. Morgan Guaranty and some of its affiliates issue certificates of deposit and create bankers' acceptances.

     To the extent that the Fund invests a portion of its

10                                                  American Century Investments


assets in such obligations, it will not invest in securities issued or created by Morgan affiliates.

     Certain activities of Morgan affiliates may affect the Fund's portfolio or the markets for securities in which the Fund invests. In particular, activities of Morgan affiliates may affect the prices of securities held by the Fund and the supply of issues available for purchase by the Fund. Where a Morgan affiliate holds a large portion of a given issue, the price at which that issue is traded may influence the price of similar securities the Fund holds or is considering purchasing.

     The Fund will not purchase securities directly from Morgan affiliates, and the size of Morgan affiliates' holdings may limit the selection of available securities in a particular maturity, yield, or price range. The Fund will not execute any transactions with Morgan affiliates and will use only unaffiliated broker-dealers. In addition, the Fund will not purchase any securities of U.S. government agencies during the existence of an underwriting or selling group of which a Morgan affiliate is a member, except to the extent permitted by law.

     The Fund's ability to engage in transactions with Morgan affiliates is restricted by the SEC and the Federal Reserve Board. In JPMIM's opinion, these limitations should not significantly impair the Fund's ability to pursue its investment objectives. However, there may be circumstances in which the Fund is disadvantaged by these limitations compared to other funds with similar investment objectives that are not subject to these limitations.

     In acting for its fiduciary accounts, including the Fund, JPMIM will not discuss its investment decisions or positions with the personnel of any Morgan affiliate. JPMIM has informed the Fund that, in making investment decisions, it will not obtain or use material, non-public information in the possession of any division or department of JPMIM or other Morgan affiliates.

     The commercial banking divisions of Morgan Guaranty and its affiliates may have deposit, loan, and other commercial banking relationships with issuers of securities the Fund purchases, including loans that may be repaid in whole or in part with the proceeds of securities purchased by the Fund. Except as may be permitted by applicable law, the Fund will not purchase securities in any primary public offering when the prospectus discloses that the proceeds will be used to repay a loan from Morgan Guaranty. JPMIM will not cause the Fund to make investments for the direct purpose of benefitting other commercial interests of Morgan affiliates at the Fund's expense.

VALUATION OF PORTFOLIO SECURITIES

     The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     The Manager typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. Securities are valued at market, depending upon the market or exchange on which they trade. Price quotations for exchange-listed securities are taken from the primary exchanges on which these securities trade. Securities traded on exchanges will be valued at their last sale prices. If no sale is reported, the mean between the latest bid and asked prices is used. Securities traded over-the-counter will be valued at the mean between the latest bid and asked prices. Fixed-income securities are priced at market value on the basis of market quotations supplied by independent pricing services. Trading of securities in foreign markets may not take place on every day the Exchange is open, and trading takes place in various foreign markets on days on which the Exchange and the Fund's offices are not open and the Fund's net asset value is not calculated. The Fund's net asset value may be significantly affected on days when shareholders have no access to the Fund. Securities for which market quotations are not readily available, or which may change in value due to events occuring after their primary exchange has closed for the day, are valued at fair market value as determined in good faith under the direction of the Board of Trustees.

Statement of Additional Information                                           11


     JPMIM typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day, and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to the close of the Exchange. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair market value as determined in good faith under the direction of the Board of Trustees.

PERFORMANCE

     The Fund's yields and total returns may be quoted in advertising and sales literature. These figures, as well as the Fund's share price, will vary. Past performance should not be considered an indication of future results.

     Yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:

     YIELD = 2 [(a - b + 1)6 - 1]
                -------
                  cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended June 30, 1996, the Fund's yield was 5.62%.

     Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV per share during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return. The Fund's one year and life of fund average annual total return through June 30, 1996 are 4.78% and 9.28%, respectively. The Fund commenced operations on January 7, 1992. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon Government National Mortgage Association securities (GNMAs) (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:

12                                                  American Century Investments


Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The Fund's shares are sold without a sale charge (a load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

     The advisor may obtain ratings on the safety of Fund shares from one or more rating agencies and may publish such ratings in advertisements and sales literature.

TAXES

     The Fund will be treated as a separate corporation for federal income tax purposes and intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal or state income taxes on its net investment income or net realized capital gains distributed to shareholders.

     The Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending on October 31st of the calendar year. Any dividend declared by the Fund in October, November, or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31st of such year and to have been paid by the Fund not later than December 31st of such year, provided that such dividend is actually paid by the Fund during January of the following year.

     As of December 31, 1995, the Fund had a capital loss carryover of $2,287,194 that will expire on December 31, 2002. No capital gain distributions will be made by the Fund until its capital loss carryovers have been offset or have expired.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes, respectively. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts or forward contracts. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually col-

Statement of Additional Information                                           13


lects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies, certain forward currency contracts, or other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security, contract, or other instrument is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income distributed to shareholders as ordinary income.

     Earnings derived by the Fund from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty, and the Fund intends to undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Fund, if more than 50% in value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat any non-U.S. income and similar taxes it pays as though the taxes were paid by its shareholders.

     Some of the debt securities that may be acquired by the Fund may be treated as debt securities originally issued at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures.

     Some of the debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security if such market discount was not previously included in taxable income. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity that takes into account the semiannual compounding of interest.

     Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

     Upon redeeming, selling, or exchanging shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be a capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes.

     A gain realized on the redemption, sale, or exchange of shares would not be affected by the reacquisition of shares. A loss realized on a redemption, sale, or exchange of shares would be disallowed to the extent that the shares disposed of were replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date on which the shares were disposed. Under such circumstances, the basis of the shares acquired would be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. SHAREHOLDERS

     U.S. taxation of a shareholder who is a non-resident alien or a non-U.S. corporation, partnership, trust, or estate depends on whether the payments received from a Fund are "effectively connected" with a U.S. trade or business carried on by such a shareholder. Ordinarily, income from the Fund will not be treated as "effectively connected."

     If the payments received from the Fund are effectively connected with a U.S. trade or business of the shareholder, then all distributions of net investment income and net capital gains of the Fund and gains

14                                                  American Century Investments


realized upon the redemption, exchange, or other taxable disposition of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents, or domestic entities, although the tax may be eliminated under the terms of an applicable U.S. income tax treaty. Non-U.S. corporate shareholders also may be subject to a branch profits tax with respect to payments from the Fund.

     If the shareholder is not engaged in a U.S. trade or business, or the payments received from the Fund are not effectively connected with the conduct of such a trade or business, the shareholder will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and net realized short-term capital received. Non-U.S. shareholders not engaged in a U.S. trade or business, or having no effectively connected income, may also be subject to U.S. tax at the rate of 30% (or a lower treaty rate) on additional distributions resulting from the Fund's election to treat any non-U.S. taxes it pays as though the taxes were paid by its shareholders.

     Distributions of net realized long-term capital gains to non-U.S. shareholders and any capital gains realized by them upon the redemption or other taxable disposition of shares generally will not be subject to U.S. tax. In the case of individuals and other non-exempt, non-U.S. shareholders who fail to furnish the Fund with required certifications regarding their foreign status on IRS Form W-8 or an appropriate substitute, the Fund may be required to impose backup withholding of U.S. tax at the rate of 31% on distributions of net realized capital gains and proceeds of redemptions and exchanges.

     The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. The Fund and the Fund's distributions may also be subject to state, local, or foreign taxes. A prospective investor may wish to consult a tax advisor to determine whether the Fund is a suitable investment based on his or her tax situation.

ABOUT THE TRUST

     American Century International Bond Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on August 28, 1991. The Trust was formerly known as Benham International Funds. Currently, there are five series of the Trust; American Century--Benham European Government Bond Fund (formerly known as Benham European Government Bond Fund) is described herein. The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Shares of the Fund have equal voting rights, provided that each series votes separately on matters affecting only that series. Voting rights are not cumulative. In the election of Trustees, each nominee may receive only one vote from each shareholder, and, because the election requires only a simple majority, more than 50% of the shares voting in an election can elect all of the Trustees. Shares of the Fund have equal rights as to dividends and distributions declared by the Fund and in the net assets of the Fund upon its liquidation or dissolution.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and

Statement of Additional Information                                           15


agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

     CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Fund's assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reporting failed trades,
(c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including (a) audit of annual financial statements and (b) preparation of annual federal income tax returns filed on behalf of the Fund.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the 1940 Act) by virtue of, among other considerations, their affiliation with either Trust; the Trust's investment advisor, Benham Management Corporation; the Trust's agent for transfer and administrative services, American Century Services Corporation
(ACS); the Trust's distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below also serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address, with the exception of Mr. Stowers III and Ms. Roepke, is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1991), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON,  independent  Trustee  (1995).  Mr. Gilson is the Charles
J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1991). Mr. Scholes, a principal of Long-Term Capital Management (1993), is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983), and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1991). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Management (June 1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

16                                                  American Century Investments


     *JAMES STOWERS III, Trustee (1995). Mr. Stowers III is President, Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1991). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM  M.  LYONS,  Executive  Vice  President  (1996);   Executive  Vice
President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

     *DOUGLAS A. PAUL, Secretary, Vice President, and General Counsel (1991); Secretary and Vice President of the funds advised by the Manager.

     *ROBERT J. LEACH, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     As of March 29, 1996, the Trustees and officers, as a group, owned less than 1% of the Fund's outstanding shares.

     The table on the following page summarizes the compensation that the Trustees of the Fund received for the Fund's fiscal year ended December 31, 1995, as well as the compensation received for serving as Director or Trustee of all other funds advised by the Manager.

INVESTMENT ADVISORY SERVICES

     The Fund has an investment advisory agreement with Benham Management Corporation (the "Manager"), dated June 1, 1995, that was approved by the Fund's shareholders on May 31, 1995.

     The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

     The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding voting securities or by vote of a majority of the Trust's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

     Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. The Manager determines which securities will be purchased and sold by the Fund.It also assists the Trust's officers in carrying out decisions made by the Board of Trustees.

     For these services, the Fund pays the Manager a monthly investment advisory fee based on the dollar amount derived from applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

     .45% of the first $200 million;
     .40% of the next $300 million;
     .35% of the next $1 billion;
     .34% of the next $1 billion;
     .33% of the next $1 billion;
     .32% of the next $1 billion;
     .31% of the next $1 billion;
     .30% of the next $1 billion; and
     .29% of net assets over $6.5 billion

     Prior to June 1, 1994, the Fund's advisory fee schedule ranged from .50% to .19% of the Fund's average daily net assets, dropping as the Fund's assets increased.

     For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid $1,017,677, $1,124,210, and $1,740,333, respectively, in investment advisory fees

Statement of Additional Information                                           17


TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                           Aggregate        Pension or Retirement             Estimated            Total Compensation
     Name of             Compensation      Benefits Accrued As Part        Annual Benefits         From Fund and Fund
     Trustee*           From The Fund          of Fund Expenses            Upon Retirement     Complex** Paid to Trustees
--------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat             $0              Not Applicable             Not Applicable                     $0

Ronald J. Gilson            $2,472              Not Applicable             Not Applicable                $48,883

Myron S. Scholes            $4,523              Not Applicable             Not Applicable                $65,625

Kenneth E. Scott            $4,178              Not Applicable             Not Applicable                $65,125

Ezra Solomon                $4,341              Not Applicable             Not Applicable                $58,792

Isaac Stein                 $4,185              Not Applicable             Not Applicable                $63,625

Jeanne D. Wohlers           $4,354              Not Applicable             Not Applicable                $67,375
--------------------------------------------------------------------------------------------------------------------------------
*    Interested Trustees receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.


(including recoupments described under the section titled "Expense Limitation Agreement") to the Manager.

     The investment advisory agreement provides that the Manager may delegate certain responsibilities under the agreement to a subadvisor. Currently, JPMIM serves as subadvisor to the Fund under a subadvisory agreement between the Manager and JPMIM dated June 1, 1995, that was approved by shareholders on May 31, 1995. This superseded subadvisory agreements dated December 31, 1991, and June 1, 1994. The subadvisory agreement continues for an initial period of two years and thereafter so long as continuance is specifically approved by vote of a majority of the Fund's outstanding voting securities or by vote of a majority of the Fund's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement is subject to termination without penalty on 60 days' written notice by the Manager, the Board of Trustees, or a majority of the Fund's outstanding shares or 12 months' written notice by JPMIM and will terminate automatically in the event of (i) its assignment or (ii) termination of the investment advisory agreement between the Fund and the Manager.

     The  subadvisory   agreement  provides  that  JPMIM  will  make  investment
decisions for the Fund in accordance with the Fund's investment objective, policies, and restrictions, and whatever additional written guidelines it may receive from the Manager from time to time. For these services, the Manager pays JPMIM a monthly fee at an annual rate of .20% of the Fund's average daily net assets up to $200 million; and .15% of average daily net assets over $200 million. Under the 1991 subadvisory agreement, the Manager paid JPMIM a monthly fee at an annual rate of .25% of average daily net assets up to $200 million, and .05% of average daily net assets in excess of $200 million, with a minimum annual fee of $250,000.

     For the fiscal years ended December 31, 1995, 1994 and 1993, the Manager paid JPMIM subadvisory fees of $434,795, $480,751 and $580,770, respectively.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111 (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Fund advised by the Manager to the following administrative fee rate schedule:

Group Assets                          Administrative Fee Rate
-----------------------------------------------------------------------------
up to $4.5 billion                              .11%
up to $6 billion                                .10
up to $9 billion                                .09
over $9 billion                                 .08
-----------------------------------------------------------------------------

18                                                  American Century Investments


     For transfer agent services, the Fund pays ACS monthly fees of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

     For the fiscal years ended December 31, 1995 and 1994, the Fund paid $222,006 and $249,273 for administrative services and $264,019 and $275,941 for transfer agent services, respectively.

DISTRIBUTION OF FUND SHARES

     The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

     The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Trustees; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

     The Manager may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limitation in effect at that time. The Manager has agreed to limit the Fund expenses to .90% of the Fund's average daily net assets during the year ending May 31, 1997. The Fund's expense limitation is subject to annual renewal.

     For the fiscal years ended December 31, 1995, 1994 and 1993, the Manager recouped $0, $1,215 and $178,230 respectively, of the Fund's expenses.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund's shares are continuously offered at NAV. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest. As of July 31, 1996, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, was the record holder of 32.5% of the outstanding shares of the Fund with 6,737,030.091 shares. As of that date, no other shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Share purchases and redemptions are governed by California law.

OTHER INFORMATION

     The Trust's investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the SEC.

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or

Statement of Additional Information                                           19


other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

20                                                  American Century Investments


                                     NOTES

Statement of Additional Information                                   Notes   21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

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